UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05245

BNY Mellon Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Strategic Municipals, Inc.

SEMI-ANNUAL REPORT March 31, 2023

BNY Mellon Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through March 31, 2023, as provided by the fund’s Primary Portfolio Managers, Daniel Rabasco and Jeffrey Burger of Insight North America LLC, the fund’s sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2023, BNY Mellon Strategic Municipals, Inc. (the “fund”) produced a total return of 8.29% on a net-asset-value basis and 5.04% on a market-price basis.1 Over the same period, the fund provided aggregate income dividends of $.1450 per share, which reflects a distribution rate of 4.65%.2 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 7.00% for the same period.3

Municipal bonds rose during the reporting period as the market was supported by easing inflation and anticipation that the Federal Reserve (the “Fed”) would soon end its tightening policy.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by the fund’s Sub-Adviser (in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by the fund’s Sub-Adviser in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including close attention to each bond’s yield, maturity and early redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest-rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue bonds, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, amplifies the fund’s exposure to interest-rate movements, and potentially, gains or losses, especially with respect to securities with the longest maturities.

Markets Supported by Slowing Inflation and Potential End to Monetary Tightening

The municipal bond market posted positive return during the reporting period, supported by a belief that easing inflation would soon allow the Fed to end its tightening policy. Robust fundamentals and favorable supply-and-demand factors also assisted the market.

The Fed implemented four additional increases in the federal funds rate during the period, following four hikes in the first eight months of 2022. Though the Fed’s efforts to contain inflation began to take effect during the period, inflation measures stayed near multi-decade highs.

The persistence of higher-than-expected inflation, combined with interest-rate hikes by the Fed, rising Treasury yields and concerns about a potential economic slowdown, resulted in market volatility through much of 2022. In the fourth quarter of 2022, as inflation measures began to show less pricing pressure, the market began to recover a portion of its earlier losses. The rebound continued in January 2023, assisted by strong inflows to municipal bond mutual funds. Concerns began to surface again in February 2023, however, as inflation appeared to be more persistent than expected though in March those fears began to subside.

Despite the period’s volatility, credit fundamentals in the municipal market have remained strong, assisted by healthy tax revenues. So, in addition to rising rates, supply-and-demand factors, which have been mixed, have played a role in performance in recent months. While flows into municipal bond mutual funds were healthy early in the reporting period, modest outflows occurred in February 2023. Municipal bonds showed more life in March as the collapse of two regional banks resulted in a flight to safety that bolstered the municipal bond market.

Duration and Curve Positioning Contributed

The fund’s performance was helped primarily by its longer duration and its curve positioning. As rates fell, the longer maturities benefited most. Security selection also added to performance, especially in the airport and power segments. The fund’s position in Greater Orlando Florida airport bonds contributed, as did holdings of the Municipal Electric Authority of Georgia and the Ft. Myers Utilities System.

On a less positive note, the fund’s performance was hindered by certain security selections, especially in the education segments. Holdings of University of Chicago bonds and University of California bonds in particular were detrimental. The fund’s exposure to the continuing care and retirement center segment also hampered performance. The fund’s overweight to revenue bonds and pre-refunded bonds contributed negligibly to performance. The fund did not employ derivatives during the period.

Market Well Positioned for Potential Slowdown

With inflation remaining high, we anticipate the possibility that the Fed may implement at least one more rate hike this summer, but we are also monitoring the effects of the stresses on the banking system in the wake of the collapse of two regional banks. We believe that recession remains a risk, and it is possible that the Fed will pause its rate-hiking and consider easing in 2024.

Though recession remains possible, we believe that states are well positioned. Most continue to have abundant reserves, and many are making full payments to their pension funds.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Technical factors also appear to be positive. Supply is down, and demand is likely to remain strong due to seasonal reinvestment in the coming months. In addition, municipal bonds have historically performed well after a tightening cycle. This, combined with strong fundamentals, should support the market in the near term.

April 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the waiver of a portion of the management fee by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until November 30, 2023, at which time the waiver agreement may be extended, modified or terminated. Had a portion of the management fee not been waived, the fund’s return would have been lower.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualzied and dividend by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the US Dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors can not invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

STATEMENT OF INVESTMENTS

March 31, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .4%
Collateralized Municipal-Backed Securities - .4%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,804,425)	3.63	5/20/2033	1,643,988		1,537,296

Long-Term Municipal Investments - 150.3%
Alabama - 4.0%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	6,000,000		5,227,913
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2027	1,000,000	[a]	1,000,421
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.90	10/1/2050	2,500,000	[b]	2,575,770
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	6,000,000		6,194,412
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	2,000,000		2,062,551
				17,061,067
Alaska - .3%
Northern Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/1/2050	1,500,000		1,325,092
Arizona - 6.4%
Arizona Industrial Development Authority, Revenue Bonds (Academics of Math & Science Project)	5.00	7/1/2054	1,275,000	[c]	1,152,213
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2030	600,000	[c]	569,700
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2040	925,000	[c]	773,271
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	6.00	7/1/2051	1,000,000	[c,d]	650,000
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	5,770,000	[c,d]	3,750,500

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Arizona - 6.4% (continued)
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.25	7/1/2047	1,600,000	[c]	1,511,880
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Basis Schools Projects) Ser. D	5.00	7/1/2051	380,000	[c]	340,885
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Basis Schools Projects) Ser. D	5.00	7/1/2047	1,035,000	[c]	944,143
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,170,000		1,061,299
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	2,480,000	[c]	2,529,690
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	3,000,000	[c]	3,063,101
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Paradise Schools Projects Paragon Management)	5.00	7/1/2047	2,000,000	[c]	1,884,670
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	1,000,000		1,044,260
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	3.72	12/1/2037	4,030,000	[c,e,f]	4,208,396
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[c]	1,835,181
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2035	2,360,000	[c]	2,361,304
				27,680,493
California - 7.6%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,400,000		1,300,871

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
California - 7.6% (continued)
California Municipal Finance Authority, Revenue Bonds, Refunding (HumanGood California Obligated Group) Ser. A	5.00	10/1/2044	1,000,000		1,025,915
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,000,000	[c]	939,324
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.25	12/1/2056	1,000,000	[c]	973,424
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2051	1,500,000		1,570,691
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,000,000		986,196
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2052	1,500,000		1,533,939
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	4,750,000		4,956,930
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Refunding, Ser. A	5.00	8/1/2023	1,000,000		1,001,457
Tender Option Bond Trust Receipts (Series 2016-XM0434), (The Regents of the University of California, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	4.25	5/15/2038	10,000,000	[c,e,f]	10,027,183
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	4.37	5/1/2044	7,860,000	[c,e,f]	8,182,062
				32,497,992
Colorado - 7.3%
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,500,000		1,584,554
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	4,500,000		3,702,432

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Colorado - 7.3% (continued)
Colorado High Performance Transportation Enterprise, Revenue Bonds	5.00	12/31/2056	1,245,000		1,207,412
Denver City & County, Revenue Bonds, Refunding (United Airlines Project)	5.00	10/1/2032	1,000,000		985,160
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	4,500,000		4,408,036
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	2,000,000		1,764,138
Rampart Range Metropolitan District No. 5, Revenue Bonds	4.00	12/1/2051	2,000,000		1,401,240
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2035	1,250,000		1,261,101
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	4.21	11/15/2043	9,752,907	[c,e,f]	9,844,131
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	3.30	8/1/2044	4,440,000	[c,e,f]	4,896,662
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	3.25	12/15/2050	660,000		560,501
				31,615,367
Connecticut - 2.2%
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2040	1,000,000		1,106,689
Connecticut Health & Educational Facilities Authority, Revenue Bonds (The Hartford University) Ser. P	5.38	7/1/2052	1,500,000		1,486,152
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. T	4.00	7/1/2055	1,000,000		905,530
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	410,000		404,435

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Connecticut - 2.2% (continued)
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	3,500,000	[c]	3,494,178
University of Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2041	2,000,000		2,232,762
				9,629,746
District of Columbia - .5%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2039	1,000,000		1,064,275
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2049	1,000,000		924,541
				1,988,816
Florida - 8.0%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	3,000,000		2,541,133
Capital Trust Agency, Revenue Bonds (WFCS Portfolio Projects) Ser. A	5.00	1/1/2056	750,000	[c]	567,355
Florida Development Finance Corp., Revenue Bonds (Miami Arts Charter School Project) Ser. A	6.00	6/15/2044	5,000,000	[c]	4,131,471
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	3,500,000		3,589,524
Lee Memorial Health System, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2049	1,650,000		1,553,295
Miami-Dade County, Revenue Bonds	0.00	10/1/2045	3,000,000	[g]	1,067,563
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	2,850,000		2,741,571
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. B	5.00	11/15/2042	735,000		709,135
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,600,000		1,607,941
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2029	800,000		819,023

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Florida - 8.0% (continued)
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	2,500,000		2,095,824
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	1.38	8/15/2049	5,535,000	[c,e,f]	5,102,794
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	0.33	10/1/2049	4,685,000	[c,e,f]	4,450,670
Tender Option Bond Trust Receipts (Series 2022-XF1385), (Fort Myers FL Utility, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	1.37	10/1/2044	2,860,000	[c,e,f]	2,854,029
Village Community Development District No. 10, Special Assessment Bonds	6.00	5/1/2044	700,000		700,617
				34,531,945
Georgia - 7.0%
Atlanta Water & Wastewater, Revenue Bonds, Ser. D	3.50	11/1/2028	1,085,000	[c]	1,109,966
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	3,250,000		3,369,598
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,250,000		1,277,732
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	6/1/2030	1,500,000	[a]	1,565,703
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate (%) 5.00	4.21	10/1/2043	10,000,000	[c,e,f]	10,058,281

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Georgia - 7.0% (continued)
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	4.59	1/1/2056	3,600,000	[c,e,f]	3,664,108
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	1.75	7/1/2044	6,340,000	[c,e,f]	6,789,446
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	2,400,000		2,194,496
				30,029,330
Hawaii - .6%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	1,000,000		1,058,630
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,500,000		1,448,552
				2,507,182
Idaho - 1.5%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	5,000,000		5,017,578
Spring Valley Community Infrastructure District No. 1, Special Assessment Bonds	3.75	9/1/2051	2,000,000	[c]	1,463,050
				6,480,628
Illinois - 12.0%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2034	1,400,000		1,441,330
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	2,000,000		1,980,698
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		2,038,093
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,207,452
Chicago II, GO, Ser. A	5.00	1/1/2044	4,000,000		4,013,550
Chicago II, GO, Ser. A	5.50	1/1/2049	1,000,000		1,046,930
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2057	2,000,000		2,040,424
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,039,102

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Illinois - 12.0% (continued)
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,100,000		1,208,195
Illinois, GO, Ser. A	5.00	5/1/2038	3,900,000		4,129,672
Illinois, GO, Ser. C	5.00	11/1/2029	1,120,000		1,212,789
Illinois, GO, Ser. D	5.00	11/1/2028	2,825,000		3,065,272
Illinois Finance Authority, Revenue Bonds (Plymouth Place Obligated Group) Ser. A	6.63	5/15/2052	1,000,000		1,019,472
Illinois Finance Authority, Revenue Bonds, Refunding (Lutheran Life Communities Obligated Group) Ser. A	5.00	11/1/2049	1,750,000		1,404,906
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,000,000		2,011,490
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[g]	1,398,901
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	0.00	12/15/2054	21,800,000	[g]	4,049,040
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2038	2,000,000		2,000,303
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.65	10/1/2040	12,000,000	[c,e,f]	12,472,148
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	1,000,000		1,002,588
				51,782,355
Indiana - 1.2%
Indiana Finance Authority, Revenue Bonds (Green Bond)	7.00	3/1/2039	5,825,000	[c]	4,398,109
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. B	3.00	11/1/2030	1,000,000		929,499
				5,327,608
Iowa - 1.6%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	2,515,000		2,452,282

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Iowa - 1.6% (continued)
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2053	1,000,000		618,439
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2046	500,000		331,066
Iowa Student Loan Liquidity Corp., Revenue Bonds, Ser. B	5.00	12/1/2031	2,000,000		2,257,361
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2049	1,500,000		1,322,213
				6,981,361
Kansas - .1%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	300,000		282,080
Kentucky - 1.2%
Henderson, Revenue Bonds (Pratt Paper Project) Ser. A	4.70	1/1/2052	500,000	[c]	460,087
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,500,000	[a]	2,489,169
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	2,270,000	[a]	2,218,030
				5,167,286
Louisiana - 3.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	3,100,000		2,856,357
Louisiana Public Facilities Authority, Revenue Bonds, Refunding, Ser. A	4.00	4/1/2050	885,000		866,758
Louisiana Public Facilities Authority, Revenue Bonds, Refunding, Ser. A	4.00	4/1/2030	115,000	[h]	126,334
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	1,000,000		1,021,399
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.88	7/1/2047	10,755,000	[c,e,f]	10,944,780
				15,815,628

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Maryland - 3.8%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2052	2,120,000		2,157,439
Maryland Economic Development Corp., Tax Allocation Bonds (Port Covington Project)	4.00	9/1/2050	1,000,000		818,143
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,296,982
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stevenson University Project)	4.00	6/1/2051	1,000,000		879,358
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.65	7/1/2042	9,000,000	[c,e,f]	9,159,708
				16,311,630
Massachusetts - 6.7%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	1,750,000		1,617,764
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group)	5.25	7/1/2052	1,500,000		1,572,838
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,000,000	[c]	931,814
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,400,000		1,441,269
Tender Option Bond Trust Receipts (Series 2016-XM0389), (Massachusetts School Building Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	3.65	5/15/2023	10,000,000	[c,e,f]	10,026,626

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Massachusetts - 6.7% (continued)
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.92	6/1/2047	12,750,000	[c,e,f] 13,429,728
				29,020,039
Michigan - 5.3%
Detroit, GO, Ser. A	5.00	4/1/2050	2,305,000	2,219,966
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	3,000,000	3,161,436
Michigan Finance Authority, Revenue Bonds	5.00	11/1/2044	5,165,000	5,259,101
Michigan Finance Authority, Revenue Bonds, Refunding	4.00	4/15/2042	1,500,000	1,470,702
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	2,000,000	2,050,681
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,000,000	2,036,923
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2040	4,435,000	4,609,541
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D2	5.00	7/1/2034	2,000,000	2,075,135
				22,883,485
Minnesota - .7%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	3,000,000	3,051,324
Missouri - 2.9%
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	2,975,000	2,621,329
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2048	2,025,000	1,790,532

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Missouri - 2.9% (continued)
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds	5.13	6/1/2046	4,675,000		4,741,014
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	3,500,000		3,291,270
				12,444,145
Multi-State - .5%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,345,000	[c]	2,136,179
Nevada - 1.5%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	3,745,000		3,814,375
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	2,750,000		2,494,625
				6,309,000
New Hampshire - .2%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	3.75	7/2/2040	1,000,000	[a,c]	755,783
New Jersey - 6.4%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	1,000,000		1,113,816
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,855,000		1,943,940
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2025	2,145,000	[h]	2,274,059
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	1,500,000		1,430,518
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2025	1,560,000		1,574,075
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,775,000		1,844,497
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,118,667
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	2,700,000		2,982,183

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
New Jersey - 6.4% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,500,000		1,568,395
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2048	3,000,000		2,950,968
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.25	4.71	6/15/2040	3,250,000	[c,e,f]	3,438,044
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	750,000		775,940
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	3,410,000		3,424,322
				27,439,424
New York - 7.7%
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	6,885,000	[g]	1,913,262
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,000,000	[c]	6,748,731
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2045	1,000,000		834,503
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2040	1,385,000		1,450,113
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2042	2,150,000		2,228,323
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	3,500,000		3,510,237
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	4.00	12/1/2039	1,475,000		1,394,767

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
New York - 7.7% (continued)
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Project) Ser. A	4.75	11/1/2042	2,000,000	[c]	1,703,975
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	2.37	11/15/2047	6,300,000	[c,e,f]	5,998,716
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A1	5.00	5/15/2051	4,355,000		4,687,167
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	1,165,000		1,086,597
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	2,150,000	[c]	1,675,973
				33,232,364
North Carolina - 3.0%
North Carolina Medical Care Commission, Revenue Bonds, Refunding	5.00	10/1/2035	1,005,000		988,508
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	3,000,000		2,095,568
Tender Option Bond Trust Receipts (Series 2022-XF1352), (North Carolina State Medical Care Commission Health Care Facilities, Revenue Bonds (Novant Health Obligated Group, Ser. A)) Non-recourse, Underlying Coupon Rate (%) 4.00	2.47	11/1/2052	10,000,000	[c,e,f]	9,747,635
				12,831,711
Ohio - 9.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	13,050,000		11,833,629
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2031	3,955,000	[g]	3,043,125

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Ohio - 9.4% (continued)
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2029	3,955,000	[g]	3,260,858
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	2,000,000		1,991,459
Franklin County Convention Facilities Authority, Revenue Bonds	5.00	12/1/2044	1,250,000		1,195,086
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper OH Project)	4.50	1/15/2048	2,250,000	[c]	2,064,094
Tender Option Bond Trust Receipts (Series 2016-XM0380), (Hamilton County, Revenue Bonds, Refunding (The Metropolitan Sewer District of Greater Cincinnati)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.65	12/1/2038	17,000,000	[c,e,f]	17,263,051
				40,651,302
Oklahoma - .3%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. B	5.50	8/15/2057	1,500,000		1,437,019
Oregon - .5%
Clackamas County Hospital Facility Authority, Revenue Bonds, Refunding (Willamette View Obligated Group) Ser. A	5.00	11/15/2047	1,500,000		1,367,421
Yamhill County Hospital Authority, Revenue Bonds, Refunding (Friendsview Manor Obligated Group) Ser. A	5.00	11/15/2056	1,220,000		896,059
				2,263,480
Pennsylvania - 4.1%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,500,000		1,699,932
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,175,000		1,202,355
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges)	6.00	6/30/2061	3,000,000		3,292,689

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Pennsylvania - 4.1% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding	5.00	11/1/2036	3,675,000		3,793,178
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,500,000		1,409,664
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2043	1,810,000		1,782,051
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	11/1/2050	1,500,000		1,602,472
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2036	2,740,000		2,773,968
				17,556,309
Rhode Island - 1.6%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2036	6,365,000		6,925,954
South Carolina - 4.9%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		867,550
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	2,810,000		2,690,218
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	3,000,000		2,665,060
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	3.94	12/1/2043	15,000,000	[c,e,f]	15,047,112
				21,269,940
South Dakota - 1.1%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.94	7/1/2046	4,720,000	[c,e,f]	4,822,010

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Tennessee - 1.2%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	3.32	7/1/2023	5,000,000	[c,e,f]	5,028,336
Texas - 8.9%
Arlington Higher Education Finance Corp., Revenue Bonds (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	12/1/2053	1,500,000		1,466,679
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000		2,601,173
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	7/1/2025	100,000	[h]	105,421
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) Ser. A	4.00	8/15/2051	3,100,000		2,800,453
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. A	5.75	8/15/2045	4,500,000		4,449,423
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	6,000,000		6,039,356
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,414,487
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2045	1,000,000		972,764
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2050	6,500,000	[g]	1,690,407
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,235,000		1,196,795
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[c]	1,466,527
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Baylor Scott & White Health Obligated Group)	5.00	11/15/2051	2,000,000		2,136,170
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (MRC Stevenson Oaks Project)	6.75	11/15/2051	1,000,000		918,618

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Texas - 8.9% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,300,000		1,301,306
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	8,930,000		8,855,268
				38,414,847
U.S. Related - .9%
Guam Housing Corp., Revenue Bonds (Insured; Federal Home Loan Mortgage Corp.) Ser. A	5.75	9/1/2031	850,000		853,826
Puerto Rico, GO, Ser. A	0.00	7/1/2033	381,733	[g]	216,821
Puerto Rico, GO, Ser. A	0.00	7/1/2024	98,698	[g]	92,929
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	228,839		194,221
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	296,629		267,305
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	323,574		253,183
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	311,133		253,133
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	266,630		233,055
Puerto Rico, GO, Ser. A1	5.25	7/1/2023	165,641		165,890
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	330,362		335,661
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	327,370		338,612
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	322,059		336,747
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	312,813		332,381
				3,873,764
Utah - .8%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,190,000		1,218,585
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	2,345,000		2,327,766
				3,546,351
Virginia - 3.5%
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.50	5.66	7/1/2057	7,500,000	[c,e,f]	8,580,641
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	3,380,000		3,304,281
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	1,620,000		1,595,211

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Virginia - 3.5% (continued)
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2039	1,850,000		1,735,224
				15,215,357
Washington - 6.0%
King County School District No. 210, GO (Insured; School Bond Guaranty)	4.00	12/1/2034	1,000,000		1,042,083
Port of Seattle, Revenue Bonds, Ser. D	5.00	5/1/2027	4,300,000		4,634,405
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	4.47	7/1/2058	17,000,000	[c,e,f]	16,825,900
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	3,200,000	[c]	2,377,396
Washington Housing Finance Commission, Revenue Bonds, Ser. A1	3.50	12/20/2035	973,421		912,873
				25,792,657
Wisconsin - 3.2%
Public Finance Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. A	5.00	11/15/2041	1,000,000		970,473
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	2,500,000		2,717,126
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	2,035,000		2,228,604
Public Finance Authority, Revenue Bonds (Roseman University of Health Sciences)	5.00	4/1/2040	1,175,000	[c]	1,132,007
Public Finance Authority, Revenue Bonds (Southminster Obligated Group)	5.00	10/1/2048	2,000,000	[c]	1,685,537
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2047	750,000	[c]	669,113

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 150.3% (continued)
Wisconsin - 3.2% (continued)
Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2052	1,500,000	1,576,608
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Inc.)	5.50	12/1/2052	1,250,000	1,370,798
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2054	2,000,000	1,555,775
				13,906,041
Total Long-Term Municipal Investments (cost $669,794,106)			647,822,427
Total Investments (cost $671,598,531)			150.7%	649,359,723
Liabilities, Less Cash and Receivables			(32.4%)	(139,498,995)
Preferred Stock, at redemption value			(18.3%)	(78,900,000)
Net Assets Applicable to Common Shareholders			100.0%	430,960,728

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $275,112,828 or 63.84% of net assets.

d Non-income producing—security in default.

e The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

g Security issued with a zero coupon. Income is recognized through the accretion of discount.

h These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Education	23.8
General	22.9
Medical	17.9
Transportation	16.1
Water	12.4
Nursing Homes	10.6
Development	9.9
Airport	6.6
Power	6.5
Tobacco Settlement	6.3
General Obligation	5.6
School District	5.2
Utilities	2.3
Housing	1.1
Multifamily Housing	1.1
Single Family Housing	.7
Special Tax	.6
Prerefunded	.6
Student Loan	.5
150.7

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	671,598,531	649,359,723
Cash		1,923,812
Interest receivable		9,356,902
Receivable for investment securities sold		2,459,843
Prepaid expenses		62,646
		663,162,926
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		287,732
Payable for inverse floater notes issued—Note 3		147,222,907
Payable for investment securities purchased		3,956,591
Interest and expense payable related to inverse floater notes issued—Note 3		1,618,292
Commissions payable—Note 1		53,604
Dividends payable to Preferred Shareholders		43,501
Other accrued expenses		119,571
		153,302,198
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (3,156 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		78,900,000
Net Assets Applicable to Common Shareholders ($)		430,960,728
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,290,854 shares issued and outstanding)		62,291
Paid-in capital		492,991,198
Total distributable earnings (loss)		(62,092,761)
Net Assets Applicable to Common Shareholders ($)		430,960,728

Shares Outstanding
(500 million shares authorized)	62,290,854
Net Asset Value Per Share of Common Stock ($)	6.92

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2023 (Unaudited)

Investment Income ($):
Interest Income	14,656,817
Expenses:
Management fee—Note 2(a)	1,876,940
Interest and expense related to inverse floater notes issued—Note 3	2,544,354
Commission fees—Note 1	82,402
Professional fees	57,769
Directors’ fees and expenses—Note 2(c)	44,336
Registration fees	30,470
Shareholders’ reports	29,227
Shareholder servicing costs	23,050
Custodian fees—Note 2(b)	5,564
Chief Compliance Officer fees—Note 2(b)	4,680
Miscellaneous	19,464
Total Expenses	4,718,256
Less—reduction in expenses due to undertaking—Note 2(a)	(250,286)
Less—reduction in fees due to earnings credits—Note 2(b)	(1,880)
Net Expenses	4,466,090
Net Investment Income	10,190,727
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(6,110,514)
Net change in unrealized appreciation (depreciation) on investments	30,144,558
Net Realized and Unrealized Gain (Loss) on Investments	24,034,044
Dividends to Preferred Shareholders	(1,920,831)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	32,303,940

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2023 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(47,194,409)
Proceeds from sales of portfolio securities	74,189,380
Dividends paid to Preferred Shareholders	(1,898,552)
Interest income received	14,994,039
Interest and expense related to inverse floater notes issued	(1,952,519)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(1,622,898)
Operating expenses paid	(305,415)
Net Cash Provided (or Used) in Operating Activities		36,209,626
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(10,900,552)
Decrease in payable for inverse floater notes issued	(27,557,830)
Net Cash Provided (or Used) in Financing Activities		(38,458,382)
Net Increase (Decrease) in Cash		(2,248,756)
Cash at beginning of period		4,172,568
Cash at End of Period		1,923,812
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		32,303,940
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		31,608,737
Decrease in interest receivable		337,222
Increase in receivable for investment securities sold		(2,459,843)
Increase in prepaid expenses		(30,940)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		12,120
Increase in payable for investment securities purchased		3,956,591
Increase in interest and expense payable related to inverse floater notes issued		591,835
Increase in dividends payable to Preferred Shareholders		22,279
Increase in commissions payable and other accrued expenses		12,243
Net change in unrealized (appreciation) depreciation on investments		(30,144,558)
Net Cash Provided (or Used) in Operating Activities		36,209,626

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Operations ($):
Net investment income	10,190,727	23,565,123
Net realized gain (loss) on investments	(6,110,514)	(9,419,465)
Net change in unrealized appreciation (depreciation) on investments	30,144,558	(125,404,150)
Dividends to Preferred Shareholders	(1,920,831)	(785,276)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	32,303,940	(112,043,768)
Distributions ($):
Distributions to Common Shareholders	(9,032,174)	(22,735,649)
Capital Stock Transactions ($):
Distributions reinvested	-	126,653
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	126,653
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	23,271,766	(134,652,764)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	407,688,962	542,341,726
End of Period	430,960,728	407,688,962
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	14,642
Net Increase (Decrease) in Shares Outstanding	-	14,642

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	March 31, 2023	Year Ended September 30,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	6.54	8.71	8.37	8.68	8.28	8.63
Investment Operations:
Net investment income[a]	.16	.38	.41	.43	.45	.50
Net realized and unrealized gain (loss) on investments	.40	(2.17)	.35	(.30)	.40	(.42)
Dividends to Preferred Shareholders from net investment income	(.03)	(.01)	(.00)[b]	(.02)	(.03)	(.03)
Total from Investment Operations	.53	(1.80)	.76	.11	.82	.05
Distributions to Common Shareholders:
Dividends from net investment income	(.15)	(.37)	(.42)	(.42)	(.42)	(.45)
Net asset value resulting from Auction Preferred Stock tendered as a discount	-	-	-	-	-	.05
Net asset value, end of period	6.92	6.54	8.71	8.37	8.68	8.28
Market value, end of period	6.24	6.08	8.70	8.28	8.58	7.50
Market Price Total Return (%)	5.04[c]	(26.54)	10.29	1.58	20.59	(9.72)

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2023	Year Ended September 30,
	(Unaudited)	2022	2021	2020	2019	2018
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	2.24[e]	1.47	1.24	1.70	1.88	1.81
Ratio of net expenses to average net assets applicable to Common Stock[d]	2.12[e]	1.35	1.12	1.58	1.77	1.69
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	1.21[e]	.47	.26	.73	.91	.76
Ratio of net investment income to average net assets applicable to Common Stock[d]	4.83[e]	4.81	4.71	5.11	5.41	5.99
Ratio of total expenses to total average net assets	1.89[e]	1.26	1.08	1.48	1.64	1.50
Ratio of net expenses to total average net assets	1.78[e]	1.16	.98	1.37	1.54	1.40
Ratio of interest and expense related to floating rate notes issued to total average net assets	1.02[e]	.41	.23	.63	.79	.63
Ratio of net investment income to total average net assets	4.07[e]	4.14	4.11	4.44	4.70	4.96
Portfolio Turnover Rate	9.27[c]	25.44	11.05	36.52	33.21	17.93
Asset Coverage of Preferred Stock, end of period	646	617	787	760	784	753
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	430,961	407,689	542,342	520,677	539,930	514,880
Preferred Stock Outstanding, end of period ($ x 1,000)	78,900	78,900	78,900	78,900	78,900	78,900
Floating Rate Notes Outstanding, end of period ($ x 1,000)	147,223	174,781	195,856	222,556	246,228	229,398

a  Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Does not reflect the effect of dividends to Preferred Shareholders.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipals, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 763 Series M shares, 747 Series T shares, 660 Series W shares, 566 Series TH shares and 420 series F shares for a total of 3,156 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities, excluding short-term investment (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	1,537,296	-	1,537,296
Municipal Securities	-	647,822,427	-	647,822,427
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(147,222,907)	-	(147,222,907)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Additional Information section within the annual report dated September 30, 2022, provides more details about the fund’s principal risk factors.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 30, 2023, the Board declared a cash dividend of $.023 per share from net investment income, payable on April 28, 2023 to Common Shareholders of record as of the close of business on April 17, 2023. The ex-dividend date was April 14, 2023.

(e) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every seven days for each series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2023, for each series of APS were as follows: Series M-7.118%, Series T-7.118%, Series W-7.118%, Series TH-7.118% and Series F-6.773%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2023 for each series of APS were as follows: Series M-5.190%, Series T-4.732%, Series W-4.883%, Series TH-4.891% and Series F-4.579%.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $34,564,887 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2022. The fund has $18,972,229 of short-term capital losses and $15,592,658 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows: tax-exempt income of $23,520,925. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of March 31, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding) and is payable monthly. The Agreement provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. During the period ended March 31, 2023, there was no expense reimbursement pursuant to the Agreement.

The Adviser has agreed, from October 1, 2022 through November 30, 2023, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $250,286 during the period ended March 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding).

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates the Custodian under a custody agreement for providing custodial services for the fund. These fees are determined based on transaction activity. During the period ended March 31, 2023, the fund was charged $5,564 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,880.

During the period ended March 31, 2023, the fund was charged $4,680 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $321,369, Custodian fees of $6,873 and Chief Compliance Officer fees of $2,315, which are offset against an expense reimbursement currently in effect in the amount of $42,825.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 2023, amounted to $48,673,475 and $45,561,505, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2023 was approximately $160,875,861 with a related weighted average annualized interest rate of 3.17%.

At March 31, 2023, accumulated net unrealized depreciation on investments was $22,238,808, consisting of $10,928,859 gross unrealized appreciation and $33,167,667 gross unrealized depreciation.

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 31-November 1, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end general and insured municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds (the “Performance Universe”), all for various periods ended September 30, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was at or above the Performance Group median for all periods, except the one-year period when the fund’s total return performance was below the Performance Group median, and was above the Performance Universe median for all periods, except the one- and four-year periods when the fund’s total return performance was below the Performance Universe median. The Board further considered that the fund’s total return performance, on a market price basis, was at or above the Performance Group and Performance Universe medians for the one-, four- and ten-year periods, and was below the Performance Group and Performance Universe medians for the two-, three- and five-year periods. The Board also considered that the fund’s yield performance, on a net asset value basis, was at or above the Performance Group median for all ten one-year periods ended September 30th and above the Performance Universe median for nine of the ten one-year periods ended September 30th and, on a market price basis, the fund’s yield performance was at or above the Performance Group median for nine of the ten one-year periods ended September 30th and above the Performance Universe median for nine of the ten one-year periods ended September 30th. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses. The Board also considered that, based on common and leveraged assets together, the fund’s actual management fee was higher than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and above the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 31, 2023, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding).

Representatives of the Adviser reviewed with the Board the contractual management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through the second quarter 2023 regular Board meeting, at which time the Board would consider renewal of the Agreements for the remainder of their terms.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements until the second quarter 2023 regular Board meeting, at which time the Board would consider renewal of the Agreements for the remainder of their terms.

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46

OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Chief Compliance Officer
Joseph S. DiMartino, Chairman	Joseph W. Connolly
Joni Evans	Portfolio Managers
Joan Gulley	Daniel A. Rabasco
Alan H. Howard	Jeffrey B. Burger
Robin A. Melvin †
Burton N. Wallack
Benaree Pratt Wiley†	Adviser
Gordon Davis††	BNY Mellon Investment Adviser, Inc.
† Elected by APS Holders	Sub-Adviser
†† Advisory Board Member	Insight North America LLC
Officers	Custodian
President	The Bank of New York Mellon
David DiPetrillo	Counsel
Chief Legal Officer	Proskauer Rose LLP
Peter M. Sullivan	Transfer Agent,
Vice President and Secretary	Dividend Disbursing Agent
James Bitetto	and Registrar
Vice President and Secretaries	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Amanda Quinn	Auction Agent
Joanee Skerrett	Deutsche Bank Trust Company America
Natalya Zelensky	(Auction Preferred Stock)
Treasurer	Stock Exchange Listing
James Windels	NYSE Symbol: LEO
Vice Presidents	Initial SEC Effective Date
Daniel Goldstein	9/23/87
Joseph Martella
Assistant Treasurers
Gavin C. Reilly
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	LEO

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0853SA0323

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipals, Inc

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: May 22, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: May 22, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)